General California

Municipal Money

Market Fund

SEMIANNUAL REPORT May 31, 2002

YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             General California

                                                    Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for General California Municipal Money Market Fund, covering the six-month period from December 1, 2001 through May 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

In this environment, money market funds have once again demonstrated their ability to preserve investors' capital during challenging times. Although yields have remained near historical lows, money market funds have recently attracted a record amount of assets as investors look for a more stable alternative to the stock market.

When will volatility in the longer term markets subside? No one knows for sure. It is unlikely that returns from money market funds will enable you to reach long-term financial goals such as retirement, a new home or a college education. Although you may be worried about the challenges presented for growth or income under current market conditions, we encourage you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did General California Municipal Money Market Fund perform during the period?

For the six-month period ended May 31, 2002, the fund's Class A shares produced an annualized yield of 1.04% and Class B shares produced an annualized yield of 0.65%. Taking into account the effects of compounding, the fund's Class A and Class B shares produced annualized effective yields of 1.04% and 0.66%, respectively, during the same period.(1)

We attribute the fund's performance to declining interest rates throughout most of the reporting period, which caused tax-exempt money market yields to fall to historically low levels.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

In doing so, we employ two primary strategies. First, we normally attempt to add value by constructing a portfolio substantially of high quality, tax-exempt money market instruments that provide income exempt from federal and California state personal income taxes. Second, we actively manage the fund's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund's average maturity to maintain then

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

current yields for as long as we believe practical. In addition, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

When terrorists attacked the United States on September 11, 2001, the Federal Reserve Board (the "Fed") cut rates to help shore up the economy. By the end of 2001, the Fed had reduced the benchmark federal funds rate to 1.75%, its lowest level in 40 years. Yields on one-year tax-exempt notes fell to historically low levels in this environment.

In addition, tax-exempt money market yields declined in response to a highly volatile stock market, which caused a "flight to quality" among investors seeking a relatively stable alternative for their assets. As a result, total assets invested in tax-exempt money market funds generally rose throughout the reporting period, creating additional downward pressure on yields.

What is the fund's current strategy?

While interest rates fell, we maintained the fund's weighted average maturity at a point that was longer than that of its peer group for much of the reporting period. This position proved advantageous because it enabled us to lock in higher then prevailing yields for as long as we deemed practical. Later in the reporting period, however, when it became clear that the Fed was not likely to reduce interest rates further, we gradually reduced the fund's weighted average maturity to enhance the fund's ability to capture higher yields as they become available. As a result, near the end of the reporting period, the fund's weighted average maturity had fallen to as low as 21 days.

In addition, we have maintained our focus on capital preservation and the maintenance of liquidity. With California's state government operating with a budget deficit, we have generally avoided the state's short-term debt instruments. Instead, we have found what we con sider more attractive opportunities among securities issued by pools of small, fiscally secure California school districts. Many of these securities carry third-party insurance.(2) Of course, we may look to change our strategy and the fund's composition as market conditions develop.

June 17, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELDS PROVIDED FOR THE FUND'S CLASS B SHARES REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B YIELDS WOULD HAVE BEEN LOWER.

(2) INSURANCE ON INDIVIDUAL PORTFOLIO SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund


STATEMENT OF INVESTMENTS

May 31, 2002 (Unaudited)



                                                                                              Principal
TAX EXEMPT INVESTMENTS--98.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--97.8%

ABAG Finance Authority for Non-Profit Corporations

  MFHR, VRDN:

    (Acton Courtyard Apartments)

         1.45% (LOC; Wells Fargo Bank)                                                        5,225,000  (a)           5,225,000

      (Gaia Building Project)

         1.45% (LOC; FNMA)                                                                    2,500,000  (a)           2,500,000

Alameda County Industrial Development Authority

  Industrial Revenue, VRDN:

    (2923 Adeline Association Project)

         1.45% (LOC; Wells Fargo Bank)                                                        1,455,000  (a)           1,455,000

      (Edward L. Shimmon Inc. Project)

         1.45% (LOC; Banque Nationale de Paris)                                               5,700,000  (a)           5,700,000

      (Nguyen Family Trust Project)

         1.45% (LOC; Banque Nationale de Paris)                                               5,900,000  (a)           5,900,000

      (Niles Machine and Tool)

         1.45% (LOC; Wells Fargo Bank)                                                        1,875,000  (a)           1,875,000

      (Plyproperties Project)

         1.45% (LOC; Wells Fargo Bank)                                                        6,545,000  (a)           6,545,000

      (Spectrum Label Corp.)

         1.80% (LOC; Bank of the West)                                                        3,695,000  (a)           3,695,000

      (Tool Family Partnership)

         1.45% (LOC; Wells Fargo Bank)                                                        1,950,000  (a)           1,950,000

      (West Coast Pack LLC Project)

         1.45% (LOC; LaSalle Bank)                                                            5,400,000  (a)           5,400,000

      (Wood Technical Project)

         1.45% (LOC; Wells Fargo Bank)                                                        2,425,000  (a)           2,425,000

Alameda County, MFHR, VRDN

  (Berkeleyan Project)

   1.45% (LOC; Wells Fargo Bank)                                                              5,790,000  (a)           5,790,000

Anaheim Housing Authority, MFHR, Refunding, VRDN

  (Villas at Anaheim Hill)

   1.65% (LOC; National Bank of Canada)                                                       8,850,000  (a)           8,850,000

State of California, Revenue, VRDN

  Merlots Project

  1.40% (Insured; AMBAC and Liquidity Facility;

   First Union Bank)                                                                          5,200,000  (a)           5,200,000

California Educational Facilities Authority

  College and University Revenue, VRDN

  (University of Judaism)

   1.65% (LOC; Allied Irish Bank)                                                             3,500,000  (a)           3,500,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Housing Finance Agency, Revenue, VRDN

  Municipal Security Trust Receipt

  1.60% (Insured; AMBAC and Liquidity Facility;

   J.P. Morgan Chase & Co.)                                                                   6,570,000  (a)           6,570,000

California Infrastructure and Economic Development Bank

  IDR, VRDN:

    (Cunico Corp. Project)

         1.45% (LOC; Comerica Bank)                                                           2,040,000  (a)           2,040,000

      (Lance Camper Manufacturing Corp.)

         1.40% (LOC; Comerica Bank)                                                           6,000,000  (a)           6,000,000

      (Murrietta Circuits Project)

         1.45% (LOC; Comerica Bank)                                                           4,400,000  (a)           4,400,000

      (Studio Moulding Project)

         1.55% (LOC; Comerica Bank)                                                             635,000  (a)             635,000

California Pollution Control Financing Authority

  SWDR, VRDN:

    (Athens Services Project)

         1.40% (LOC; Wells Fargo Bank)                                                        4,800,000  (a)           4,800,000

      (California Waste Solutions)

         1.40% (LOC; California State Teachers Retirement)                                    3,760,000  (a)           3,760,000

      (Chicago Grade Landfill)

         1.45% (LOC; Comerica Bank)                                                           1,825,000  (a)           1,825,000

      (CR&R Inc. Project)

         1.45% (LOC; Comerica Bank)                                                           3,895,000  (a)           3,895,000

      (Greenteam of San Jose Project)

         1.40% (LOC; Wells Fargo Bank)                                                        3,000,000  (a)           3,000,000

      (Greenwaste Recovery Project)

         1.45% (LOC; Comerica Bank)                                                           4,305,000  (a)           4,305,000

      (Metropolitan Recycling Corp. Project)

         1.45% (LOC; Comerica Bank)                                                           6,250,000  (a)           6,250,000

      (Mottra Corp. Project)

         1.50% (LOC; Wells Fargo Bank)                                                        1,750,000  (a)           1,750,000

      (Norcal Waste System Inc. Project)

         1.45% (LOC; Fleet National Bank)                                                     7,000,000  (a)           7,000,000

      (Ratto Group Company Inc. Project)

         1.40% (LOC; California State Teachers Retirement)                                    4,920,000  (a)           4,920,000

      (Republic Services Inc. Project)

         1.40% (LOC; Bank of America)                                                         6,500,000  (a)           6,500,000

      (Santa Clara Valley Project)

         1.40% (LOC; California State Teachers Retirement)                                    3,780,000  (a)           3,780,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Pollution Control Financing Authority (continued)

  SWDR, VRDN (continued):

    (Specialty Solid Waste Project)

         1.45% (LOC; Comerica Bank)                                                           4,640,000  (a)           4,640,000

California Economic Development Financing

  Authority, IDR, VDRN (Provena Foods Inc. Project)

   1.45% (LOC; Comerica Bank)                                                                 1,925,000  (a)           1,925,000

California Statewide Communities Development Authority

  VRDN:

    MFHR:

         (Aegis Pleasant Hill)

            1.45% (LOC; Chase Manhattan Bank)                                                 6,270,000  (a)           6,270,000

         Refunding:

            (Aegis Moraga Project)

               1.45% (Liquidity Facility; FNMA)                                               2,455,000  (a)           2,455,000

            (Sunrise Fresno)

               1.35% (Liquidity Facility; FNMA)                                               1,500,000  (a)           1,500,000

      Private Schools Revenue

         (St. Mary's and All Angels School)

         1.50% (LOC; Allied Irish Banks)                                                      8,000,000  (a)           8,000,000

California Statewide Communities Development Corporation

  IDR, VDRN:

    (American River)

         1.40% (LOC; California State Teachers Retirement)                                    1,645,000  (a)           1,645,000

      (Cordeiro Vault Company)

         1.40% (LOC; California State Teachers Retirement)                                      475,000  (a)             475,000

      (Evapco Inc. Project)

         1.40% (LOC; California State Teachers Retirement)                                      265,000  (a)             265,000

      (Flambeau Airmold Corp.)

         1.40% (LOC; Wells Fargo Bank)                                                        2,100,000  (a)           2,100,000

      (Florestone Products Co.)

         1.40% (LOC; California State Teachers Retirement)                                      940,000  (a)             940,000

      (Grundfos Pumps Corp.)

         1.40% (LOC; California State Teachers Retirement)                                    4,000,000  (a)           4,000,000

      (Setton Properties)

         1.40% (LOC; Wells Fargo Bank)                                                          400,000  (a)             400,000

      (South Bay Circuits)

         1.40% (LOC; California State Teachers Retirement)                                    1,350,000  (a)           1,350,000

      (Staub Metals Corp.)

         1.40% (LOC; California State Teachers Retirement)                                      255,000  (a)             255,000

Concord, MFHR, VRDN

  (Maplewood and Golden Glen)

   1.40% (LOC; Citibank)                                                                      4,075,000  (a)           4,075,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Fresno, Airport Revenue, VRDN, Merlots Program

  1.45% (Insured; FSA and Liquidity Facility;

   First Union Bank)                                                                          8,995,000  (a)           8,995,000

Los Angeles, GO Notes, TRAN

   3.50%, 6/28/2002                                                                           3,000,000                3,001,789

Los Angeles County, GO Notes, TRAN

   3.75%, 6/28/2002                                                                           8,780,000                8,787,086

Los Angeles County Schools, GO Notes, TRAN

  Pooled Financing Program

   3.50%, 7/1/2002 (Insured; FSA)                                                             3,000,000                3,001,968

Los Angeles Industrial Development Authority, IDR, VRDN:

  (AAA Packing & Shipping Project)

      1.40% (LOC; California State Teachers Retirement)                                       3,000,000  (a)           3,000,000

   (Los Angeles Service Station Project)

      1.50% (LOC; Comerica Bank)                                                              2,400,000  (a)           2,400,000

   (Megatoys Project)

      1.50% (LOC; California State Teachers Retirement)                                       3,000,000  (a)           3,000,000

   (Wing Hing Noodle Company)

      1.50% (LOC; Comerica Bank)                                                              2,900,000  (a)           2,900,000

Maywood, COP, VRDN

  (Infrastructure Financing Project)

   1.45% (LOC; Allied Irish Banks)                                                            3,110,000  (a)           3,110,000

Oakland Unified School District, Alameda County

  GO Notes, TRAN

   3%, 10/24/2002                                                                             7,500,000                7,523,453

Orange County, Airport Revenue, Refunding

   5.50%, 7/1/2002 (Insured; MBIA)                                                            2,000,000                2,004,508

Oxnard Industrial Development Authority, IDR

  VRDN:

    (Accurate Engineering Project)

         1.40% (LOC; California State Teachers Retirement)                                    1,970,000  (a)           1,970,000

      (Western Saw Manufacturers)

         1.40% (LOC; California State Teachers Retirement)                                    3,180,000  (a)           3,180,000

Oxnard School District, GO Notes, TRAN

   4%, 7/24/2002                                                                              3,500,000                3,506,432

Port of Oakland, Revenue:

  CP 1.60%, 6/6/2002

      (LOC: Bank of Nova Scotia and Commerzbank)                                              7,500,000                7,500,000

   VRDN, Merlots Program

      1.45% (Insured; FGIC and Liquidity Facility;

      First Union Bank)                                                                      14,680,000  (a)          14,680,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Riverside Industrial Development Authority, IDR, VRDN

  (Sabert Corporation Project)

   1.40% (LOC; The Bank of New York)                                                          7,000,000  (a)           7,000,000

Riverside-San Bernardino Housing and
   Finance Agency, LR, VRDN

   1.55% (Liquidity Facility; Societe Generale)                                              10,250,000  (a)          10,250,000

San Bernadino Industrial Development Authority

  IDR, VRDN (W&H Voortman)

   1.40% (LOC; California State Teachers Retirement)                                          2,220,000  (a)           2,220,000

San Diego, GO Notes, TRAN

   3.25%, 8/1/2002                                                                           18,390,000               18,408,304

San Diego Area Housing and Finance Agency, LR, VRDN

   1.45% (Liquidity Facility; Societe Generale)                                              18,000,000  (a)          18,000,000

San Leandro, MFHR, VRDN

  (Carlton Plaza)

   1.80% (LOC; Commerzbank)                                                                   4,220,000  (a)           4,220,000

San Luis Obispo County Board of Education, GO Notes

   TRAN 3.50%, 7/2/2002                                                                       5,000,000                5,003,513

Santa Cruz County, GO Notes, TRAN

   3.50%, 9/19/2002                                                                          10,500,000               10,541,792

Selma Public Financing Authority, LR, Refunding, VRDN
   (Street Improvement and Redevelopment Project)

   1.45% (LOC; Allied Irish Banks)                                                            6,845,000  (a)           6,845,000

South Coast Local Education Agencies, TRAN

   3.25%, 6/28/2002                                                                          10,000,000               10,004,465

Vallejo Unified School District, GO Notes, TRAN

   4%, 7/17/2002                                                                             10,000,000               10,016,441

U.S. RELATED--1.1%

Guam Government, LOR, GO Notes

   3.25%, 12/1/2002 (Insured; FSA)                                                            4,000,000                4,027,171
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $362,831,922)                                                              98.9%             362,831,922

CASH AND RECEIVABLES (NET)                                                                          1.1%               3,919,745

NET ASSETS                                                                                        100.0%             366,751,667



Summary of Abbreviations


AMBAC               American Municipal Bond              IDR                 Industrial Development Revenue
                        Assurance Corporation

COP                 Certificate of Participation         LOC                 Letter of Credit

CP                  Commercial Paper                     LOR                 Limited Obligation Revenue

FGIC                Financial Guaranty Insurance         LR                  Lease Revenue
                        Company

FNMA                Federal National Mortgage            MBIA                Municipal Bond Investors Assurance
                        Association                                                         Insurance Corporation

FSA                 Financial Security Assurance         MFHR                Multi-Family Housing Revenue

GO                  General Obligation                   SWDR                Solid Waste Disposal Revenue


                                                         TRAN                Tax and Revenue Anticipation Notes

                                                         VRDN                Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               98.3

AAA, AA, A(b)                    Aaa, Aa, A(b)                   AAA, AA, A(b)                                     1.7

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           362,831,922   362,831,922

Cash                                                                  1,139,220

Interest receivable                                                   2,950,181

Prepaid expenses and other assets                                        42,705

                                                                    366,964,028
--------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           170,079

Accrued expenses                                                         42,282
--------------------------------------------------------------------------------
                                                                        212,361
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      366,751,667
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     366,779,300

Accumulated net realized gain (loss) on investments                     (27,633)
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      366,751,667

NET ASSET VALUE PER SHARE

                                                          Class A        Class B
--------------------------------------------------------------------------------

Net Assets ($)                                        363,868,851      2,882,816

Shares Outstanding                                    363,898,836      2,880,464
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00           1.00

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended May 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,571,691

EXPENSES:

Management fee--Note 2(a)                                            1,092,034

Shareholder servicing costs--Note 2(c)                                 141,334

Custodian fees                                                          22,802

Professional fees                                                       21,269

Prospectus and shareholders' reports                                    21,228

Registration fees                                                       19,924

Trustees' fees and expenses--Note 2(d)                                   6,361

Distribution fees and prospectus--Note 2(b)                              3,935

Miscellaneous                                                            6,976

TOTAL EXPENSES                                                       1,335,863

Less--reduction in shareholder servicing costs
  due to undertaking--Note 2(c)                                         (1,425)

NET EXPENSES                                                         1,334,438

INVESTMENT INCOME--NET                                               2,237,253
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  51,380

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,288,633

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2002            Year Ended
                                               (Unaudited)    November 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,237,253            11,172,740

Net realized gain (loss) on investments            51,380               120,453

Net unrealized appreciation (depreciation)
   on investments                                      --               (33,118)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,288,633            11,260,075
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,225,134)          (11,034,123)

Class B shares                                    (12,119)             (138,617)

TOTAL DIVIDENDS                                (2,237,253)          (11,172,740)
--------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Class A shares                                508,662,115         2,345,843,811

Class B shares                                 11,638,863            41,161,545

Dividends reinvested:

Class A shares                                  2,134,757            10,455,588

Class B shares                                     11,644               132,429

Cost of shares redeemed:

Class A shares                               (622,986,276)       (2,477,431,798)

Class B shares                                (12,562,804)          (47,448,844)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS     (113,101,701)         (127,287,269)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (113,050,321)         (127,199,934)
--------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                           479,801,988           607,001,922

END OF PERIOD                                 366,751,667           479,801,988

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                  Six Months                                                              Four Months          Year
                                       Ended                                                                    Ended         Ended
                                May 31, 2002                 Year Ended November 30,                      November 30,      July 31,
                                                 ---------------------------------------------------

CLASS A SHARES                    (Unaudited)          2001         2000          1999         1998              1997(a)       1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
  beginning of period                  1.00           1.00         1.00          1.00         1.00              1.00          1.00

Investment
   Operations:

Investment
   income--net                          .005           .022         .030          .024         .027              .010          .029

Distributions:

Dividends from
   investment
   income--net                         (.005)         (.022)       (.030)        (.024)       (.027)            (.010)        (.029)

Net asset value,
   end of period                        1.00           1.00         1.00          1.00         1.00              1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                        1.04(b)        2.20         3.04          2.44         2.78              2.96(b)       2.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses to
   average net assets                    .61(b)         .58          .58           .61          .64               .70(b)        .64

Ratio of net investment
   income to average
   net assets                           1.03(b)        2.20         2.98          2.42         2.74              2.97(b)       2.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period
   ($ X 1,000)                       363,869        476,007      597,054       523,890      335,726           361,102       327,226

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO NOVEMBER 30.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                     Six Months                                                             Four Months        Year
                                          Ended                                                                   Ended       Ended
                                   May 31, 2002                      Year Ended November 30,                November 30,    July 31,
                                                    ------------------------------------------------

CLASS B SHARES                       (Unaudited)          2001         2000         1999          1998             1997(a)     1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                     1.00           1.00         1.00         1.00          1.00             1.00        1.00

Investment Operations:

Investment income--net                     .003           .018         .026         .020          .024             .009        .026

Distributions:

Dividends from
   investment
   income--net                            (.003)         (.018)       (.026)       (.020)        (.024)           (.009)      (.026)

Net asset value,
   end of period                           1.00           1.00         1.00         1.00          1.00             1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                            .66(b)        1.78         2.63         2.06          2.39             2.57(b)     2.61
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses to
   average net assets                      1.00(b)        1.00         1.00          .95          1.00             1.00(b)     1.00

Ratio of net investment
   income to average
   net assets                               .62(b)        1.86         2.53         2.06          2.34             2.62(b)     2.52

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                  .07(b)         .04          .05          .13           .07              .13(b)      .07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                            2,883          3,795        9,948       17,314         8,760            2,669         928

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JULY 31 TO NOVEMBER 30.

(B) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General California Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal and California state personal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A and Class B. Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $19,627 during the period ended May 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $79,000 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2001. If not applied, $18,000 of the carryover expires in fiscal 2003, $19,000 expires in fiscal 2004, $21,000 expires in fiscal 2005, $8,000 expires in fiscal 2006 and $13,000 expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2001 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2002, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B shares bear directly the cost of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan, such

                                                                  The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

aggregate amount not to exceed in any fiscal year of the fund, the greater of $100,000 or .005 of 1% of the average daily net assets of Class B. In addition, Class B shares reimburse the Distributor for payments made to third parties for distributing their shares at an annual rate up to .20 of 1% of the value of the average daily net assets of Class B shares. During the period ended May 31, 2002, Class B shares were charged $3,935 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), Class A shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2002, Class A shares were charged $87,998 pursuant to the Class A Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class B ("Class B Shareholder Services Plan"), Class B shares pay the Distributor for the provision of certain services to the holders of Class B shares, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of their services. The
Distributor   determines   the   amounts   to   be   paid  to  Service  Agents.


The Manager had undertaken from December 1, 2001 through May 31, 2002, that if the aggregate expenses of Class B shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of Class B, the Manager would reimburse the expenses of the fund under the Class B Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under the Class B Shareholder Services Plan. During the period ended May 31, 2002, Class B shares were charged $4,881 of which $1,425 was reimbursed by the Manager.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $28,372 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

                                                             The Fund

                   For More Information

                        General California
                        Municipal Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request to
info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  573SA0502